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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                Amendment No. 2

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported):
                                  May 27, 1999



                          COYOTE NETWORK SYSTEMS, INC.
             _____________________________________________________
             (Exact Name of Registrant as Specified in its Charter)


        Delaware                         1-5486                  36-2448698
____________________________    _______________________     ___________________
(State or other jurisdiction    (Commission File Number)       (IRS Employer
    of incorporation)                                       Identification No.)



                             4360 Park Terrace Drive
                           Westlake Village, CA 91361
                     ______________________________________
                     Address of principal executive offices


                                 (818) 735-7600
                         ______________________________
                         Registrant's Telephone Number,
                               Including area code



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Item 7 of the Current Report on Form 8-K/A of Coyote Network Systems, Inc. dated
May 27, 1999, filed with the Securities and Exchange Commission on June 18, 1999, is hereby amended to refile Exhibit 4.2. Such exhibit as filed June 18, 1999, incorrectly listed the title of Mr. Daniel W. Latham. Mr. Latham's title is hereby amended to correctly read President and Chief Operating Officer of Coyote Network Systems, Inc.

Item 7.  Financial Statements and Exhibits

         (c)  Exhibits

              4.1   Form of Subscription Agreement*

              4.2   Share Purchase Warrant Agreement

                    The "Share Purchase Warrant Agreement" was incorrectly submitted as an exhibit to the Form 8-K filed on June 3, 1999. The correct Warrant Agreement was filed as an exhibit to the Form 8-K/A filed on June 18, 1999, and incorrectly listed Mr. Daniel W. Latham's title. The Warrant Agreement is duly filed to reflect the appropriate signatory title.

              4.3   Cross Receipt and Agreement*

             99. Press Release issued by Coyote Network Systems, Inc. on May 28, 1999*


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*    Previously filed exhibit.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   June 21, 1999               COYOTE NETWORK SYSTEMS, INC.


                                     By:  /s/ Brian A. Robson
                                          _____________________________________
                                          Brian A. Robson
                                          Executive Vice President,
                                          Chief Financial Officer and Secretary





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